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                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 2000
                                                        ------------------

                              RENAL CARE GROUP, INC.
              (Exact name of registrant as specified in its charter)

    Delaware                       0-27640                62-1622383
 (State or other                (Commission             (IRS Employer
 jurisdiction of                File Number)           Identification No.)
 incorporation)

           2100 West End Avenue, Suite 800, Nashville, Tennessee 37203
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          (Address, including zip code, of principal executive offices)

                                 (615) 345-5500
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On September 20, 2000, Renal Care Group, Inc. (the "Company") issued a press release relating to the growth rate in the Company's earnings per share over the next three to five years and the write-off of the Company's wound care business. Such press release is attached hereto as Exhibit 99.1. On September 21, 2000 the Company held a conference call to discuss the press release. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements and Exhibits.

         (a)      None.

         (b)      None.

         (c)      Exhibits.

                  99.1 Press Release issued September 20, 2000, regarding the growth rate in the Company's earnings per share.

                  99.2 Transcript of conference call held at 8:00 a.m., Central Time, on September 21, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RENAL CARE GROUP, INC.



                                    By: /s/ R. Dirk Allison
                                        ----------------------------------------
                                    Name:  R. Dirk Allison
                                           -------------------------------------
                                    Title: Chief Financial Officer
                                           -------------------------------------


Date:  September 28, 2000








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